UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 24, 2004
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                          Advanced Nutraceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

               0-26362                             76-0642336
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       (Commission File Number)        (I.R.S. Employer Identification No.)

             106 South University Blvd. #14, Denver, Colorado 80209
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             (Address of Principal Executive Offices)    (Zip Code)

      (Registrant's telephone number, including area code) - (303) 722-4008
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                    INFORMATION TO BE INCLUDED IN THE REPORT


 Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         99.1     News Release, dated March 24, 2004.

Item 9. Regulation FD Disclosure

The Company issued a news release on March 24, 2004, a copy of which is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED NUTRACEUTICALS, INC.


Dated: March 24, 2004                    By:  /s/ Jeffrey G. McGonegal
                                           ----------------------------------
                                              Jeffrey G. McGonegal
                                              Senior Vice President of Finance


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